Offerings - Offering: 1	Nov. 12, 2025 USD ($)
Offering:
Fee Previously Paid	true
Rule 0-11	true
Transaction Valuation	$ 58,573,493.01
Amount of Registration Fee	$ 8,967.60
Offering Note	The transaction valuation is calculated as the aggregate maximum purchase price for shares of JPMorgan Private Markets Fund (the "Fund"). The fee of $8,967.60 was paid in connection with the filing of the Schedule TO by the Fund on August 15, 2025 (the "Schedule TO"). This is the final amendment to the Schedule TO and is being filed to report the results of the offer. The fee was calculated at 0.01531% of the Transaction Valuation, the filing fee rate in effect as of the date of the filing of the Schedule TO.